UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021

Pactiv Evergreen Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39528	98-1538656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court, Lake Forest, Illinois, 60045

(Address of principal executive offices) (Zip Code)

(847) 482-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PTVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 10, 2021, Pactiv Evergreen Inc. (the “Company”) announced that it is launching a term loan syndication to arrange a refinancing and incremental amendment to incur up to $800 million of new senior secured term loans under its Credit Agreement in the form of incremental term loans and refinancing term loans with a term of seven years (the “New Term Loan Facility”). The Company expects the New Term Loan Facility will include the same covenants as those currently in place under the Credit Agreement. The interest rate and other pricing terms applicable to the New Term Loan Facility have yet to be determined and are subject to market conditions at or prior to the time definitive documentation for the New Term Loan Facility is executed.

In addition, the Company plans to launch a senior secured notes offering (the “Notes Offering”) by Pactiv Evergreen Group Issuer Inc. and Pactiv Evergreen Group Issuer LLC, each an indirect wholly owned subsidiary of the Company (collectively, the “Issuers”). The Notes Offering is expected to launch in the near future, subject to market conditions.

The notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and, unless so registered, the notes may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. The notes and the related guarantees will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

The Notes Offering and New Term Loan Facility are part of the financing for the previously announced acquisition of Fabri-Kal Corporation and certain related entities (the “Acquisition”). The Company intends to use the net proceeds from the Notes Offering, together with borrowings under the New Term Loan Facility, to finance the Acquisition, to refinance Tranche B-1 U.S. Term Loans under its Credit Agreement and, in the event the Acquisition is not consummated, other term loans, under its Credit Agreement and to pay transaction costs.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Pactiv Evergreen Inc., taking into account the information currently available to our management. Forward-looking statements are not statements of historical fact. For example, when we use words such as “believe,” “anticipate,” “expect,” “estimate,” “plan,” “intend,” “should,” “would,” “could,” “may,” “might,” “will” or other words that convey uncertainty of future events or outcomes, we are making forward-looking statements. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control that could cause actual results to materially differ from such statements. Such uncertainties, risks and assumptions include, but are not limited to: future costs of raw materials, energy and freight, including the impact of tariffs, trade sanctions and similar matters; competition in the markets in which we operate; changes in consumer lifestyle, eating habits, nutritional preferences and health-related and environmental and sustainability concerns; failure to maintain satisfactory relationships with our major customers; the impact of a loss of any of our key manufacturing facilities; the uncertain economic, operational and financial impacts of the COVID-19 pandemic; compliance with, and liabilities related to, environmental, health and safety laws, regulations and permits; impact of government regulations and judicial decisions affecting products we produce or the products contained in the products we produce; any non-compliance with the Foreign Corrupt Practices Act or other similar laws; our dependence on suppliers of raw materials and any interruption to our supply of raw materials; our ability to realize the benefits of our capital investment, restructuring and other cost savings programs; seasonality and cyclicality; the timing and likelihood of completion of the Acquisition, including the timing, receipt and terms and conditions of any required regulatory approvals for the Acquisition that could reduce anticipated benefits or cause the parties to abandon the Acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the Acquisition; the possibility that the expected synergies and value creation from the Acquisition will not be realized or will not be realized within the expected time period; our ability to integrate the Acquisition; the potential for disruption to our business in connection with the Acquisition; the possibility that the Acquisition does not close, including due to the failure to satisfy the closing conditions; the risk that unexpected costs will be incurred in connection with the Acquisition.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements referred to above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2021

PACTIV EVERGREEN INC.

By:	/s/ Chandra Mitchell
Chandra Mitchell
Chief Legal Officer and Secretary